SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): May 27, 2003

                            The Warnaco Group, Inc.
                            -----------------------
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

                  1-10857                                  95-4032739
                  -------                                  ----------
         (Commission File Number)             (IRS Employer Identification No.)

               90 Park Avenue
               New York, NY                                  10016
               ------------                                  -----
 (Address of Principal Executive Offices)                  (Zip Code)


      Registrant's telephone number, including area code: (212) 661-1300

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)


Item 5. Other Events.

The Warnaco Group, Inc. (the "Company") today issued a press release announcing that it plans to offer $210 million aggregate principal amount of fixed rate Senior Notes due 2013.

The Company intends to use the proceeds from this offering to refinance its floating rate 5-year amortizing second lien notes that mature in 2008.

The Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

            99.1      Press Release, dated May 27, 2003


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              The Warnaco Group, Inc.


Date: May 27, 2003                            By:  /s/ Jay A. Galluzzo
                                                   ---------------------------
                                                   Name:  Jay A. Galluzzo
                                                   Title: Vice President and
                                                          General Counsel




                                 EXHIBIT INDEX


      Exhibit No.       Description

      99.1              Press Release, dated May 27, 2003

                                                                  Exhibit 99.1






                         Investor Relations:   Allison Malkin/Chad Jacobs
                                               Integrated Corporate Relations
                                               (203) 222-9013

For Immediate Release
                         Media:                Robert Mead/Doug Morris
                                               Gavin Anderson & Company
                                               (212) 515-1960/(212) 515-1964


                 WARNACO ANNOUNCES PLANS TO ISSUE SENIOR NOTES

           ________________________________________________________


New York, N.Y. May 27, 2003 - The Warnaco Group, Inc. (NASDAQ: WRNC) today announced that it plans to offer $210 million aggregate principal amount of fixed rate Senior Notes due 2013.

The Company intends to use the proceeds from this offering to refinance its floating rate 5-year amortizing second lien notes that mature in 2008.

The Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect, when made, our expectations or beliefs concerning future events that involve risks and uncertainties, including our ability to consummate the offering of the notes described above. All statements other than statements of historical facts included in this press release are considered forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements may contain the words "believe," "anticipate," "expect," "estimate," "project," "will be," "will continue," "will likely result," or other similar words and phrases. Forward-looking statements and our plans and expectations are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, and our business in general is subject to certain risks that could affect the value of our stock.